UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ		07310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 469-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of Common Stock of Verisk Analytics, Inc. (the “Company”) for a vote at the 2017 Annual Meeting of Stockholders held on May 17, 2017:

1.	The election of four members of the Board of Directors;

2.	The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (“say-on-pay”);

3.	The advisory, non-binding resolution as to whether “say-on-pay” votes should be held every one, two or three years (“say-on-pay frequency”); and

4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2017.

The results of such votes were as follows:

1. The Company’s stockholders elected each of the four nominees to the Board of Directors for a three-year term by the following votes:

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
Frank J. Coyne	137,722,858	9,634,847	39,288	5,275,356
Christopher M. Foskett	140,251,491	6,953,137	192,365	5,275,356
David B. Wright	140,655,494	6,549,171	192,328	5,275,356
Annell R. Bay	142,177,263	4,976,387	243,343	5,275,356

2. The Company’s stockholders approved the compensation of the Company’s named executive officers on an advisory, non-binding basis by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
102,224,708	45,024,072	148,213	5,275,356

3. The Company’s stockholders recommended the one-year frequency option with respect to say-on-pay frequency on an advisory, non-binding basis by the following votes:

Number of Votes For One Year	Number of Votes For Two Years	Number of Votes For Three Years	Number of Votes Abstaining	Number of Broker Non-Votes
138,036,328	89,843	9,141,229	129,593	5,275,356

4. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2017 by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining
151,506,744	1,027,273	138,332

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 17, 2017	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary